                                                                   EXHIBIT 10.56





                                 LOAN AGREEMENT

                                    between

                     LOUISIANA PUBLIC FACILITIES AUTHORITY

                                      AND

                        HOUMA PSYCHIATRIC HOSPITAL, INC.


                         Dated as of September 1, 1985

                               TABLE OF CONTENTS


                 (The Table of Contents is not a part of the Loan Agreement but is for convenience of reference only.)


                                                                                             Page
                                                                                             ----
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                                            ARTICLE I

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                            ARTICLE II

REPRESENTATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

         Section 2.01.  Representations by Issuer . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.02.  Representations by Company  . . . . . . . . . . . . . . . . . . . . . . 7

                                           ARTICLE III

THE PROJECT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

         Section 3.01.  Certificates and Permits  . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.02.  Acquisition and Construction  . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.03.  Construction Fund . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                                            ARTICLE IV

TITLE AND OPERATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         Section 4.01.  Due Diligence . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.02.  Cost of the Project . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.03.  Compliance With Applicable Regulations  . . . . . . . . . . . . . . .  11
         Section 4.04.  Operation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.05.  Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.06.  Issuer's Limited Liability  . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.07.  Use of the Project  . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.08.  Recording . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.09.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                            ARTICLE V

THE BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         Section 5.01.  Issuance of Bonds . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.02.  Refunding of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 5.03.  Redemption of Bonds . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 5.04.  Payments to Issuer  . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 5.05.  Tax-Exempt Status of Interest on the Bonds  . . . . . . . . . . . . .  17
         Section 5.06.  No Arbitrage  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21





                                      -i-
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
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                                            ARTICLE VI

COVENANTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

         Section 6.01.  Covenant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.02.  Assignment of Payments to Trustee . . . . . . . . . . . . . . . . . .  22
         Section 6.03.  General Provisions  . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 6.04.  Amendment of Agreement  . . . . . . . . . . . . . . . . . . . . . . .  23

                                           ARTICLE VII

SPECIAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

         Section 7.01.  Company To Maintain Its Corporate Existence; Conditions Under
                        Which Exceptions Permitted  . . . . . . . . . . . . . . . . . . . . .  24
         Section 7.02.  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 7.03.  Financial Reports . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                                           ARTICLE VIII

ADDITIONAL SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         Section 8.01.  Letter of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 8.02.  Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                            ARTICLE IX

TERMINATION; NOTICES; SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         Section 9.01.  Term of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 9.02.  Termination of Agreement  . . . . . . . . . . . . . . . . . . . . . .  28
         Section 9.03.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 9.04.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         EXECUTION BY ISSUER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

         EXECUTION BY COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

         EXHIBIT A -- Description of the Project  . . . . . . . . . . . . . . . . . . . . . .

         EXHIBIT B -- Form of Initial Letter of Credit  . . . . . . . . . . . . . . . . . . .

                                 LOAN AGREEMENT

                                    between

                     LOUISIANA PUBLIC FACILITIES AUTHORITY

                                      and

                        HOUMA PSYCHIATRIC HOSPITAL, INC.


THE STATE OF LOUISIANA                     )
LOUISIANA PUBLIC FACILITIES AUTHORITY      )

                 THIS AGREEMENT is made and entered into as of September 1, 1985 by and between Louisiana Public Facilities AuthoritY (hereinafter called the "Issuer"), a public trust and public corporation established for the benefit of the state of Louisiana by a certain Indenture of Trust dated August 21, 1974, and Houma Psychiatric Hospital, Inc., a corporation organized and existing under and by virtue of the laws of the State of Louisiana (hereinafter called the "Company"),

                              W I T N E S S E T H:

                 WHEREAS, pursuant to its powers under the Act, as hereinafter defined, the Issuer desires to loan to the Company the amount necessary to enable the Company to finance or provide reimbursement for the Cost of Construction, and the Company desires to borrow such amount from the Issuer subject to the terms and conditions of and for the purposes set forth in this Loan Agreement; and

                 WHEREAS, the Issuer will fund the loan with proceeds of its $4,000,000 Variable Rate Demand Revenue Bonds (Houma Psychiatric Hospital, Inc. Project) Series 1985 (the "Bonds") issued under a Trust Indenture dated as of September l, 1985 (the "Trust Indenture"); and

                 WHEREAS, because of currently high long-term interest rates, the Company has requested that the Bonds be issued with provisions allowing the owners thereof the right to sell their Bonds for par plus accrued interest at any time, thus allowing the Bonds to bear lower interest rates; and

                 WHEREAS, in furtherance thereof, the Company, Bank of America National Trust and Savings Association (as the

"Remarketing Agent"), BankAmerica Trust Company of New York (as the "Paying Agent/Registrar") and The First National Bank of Shreveport (the "Trustee") have entered into a Remarketing Agreement dated as of September l, 1985 (the "Remarketing Agreement"), and the Company and Bank of America National Trust and Savings Association have entered into a Reimbursement Agreement dated as of September 1, 1985 (the Reimbursement Agreement"); and

                 WHEREAS, unless otherwise defined herein, the terms used herein, shall have the meanings given said terms in the Trust Indenture;

                 NOW, THEREFORE, in consideration of the covenants and agreements herein made, and subject to the conditions herein set forth, the Issuer and the Company contract and agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                 In addition to all other words and terms defined herein, and unless a different meaning or intent clearly appears from the context, the following words and terms shall have the following meanings, respectively, whenever they are used in this Agreement:

                 "Act" means Louisiana Public Trust Act, Chapter 2-A of Title 9, being Louisiana Revised Statutes 9:2341-2347, inclusive, of 1950, as from time to time amended.

                 "Act of Bankruptcy" shall mean the filing of a petition commencing a case under the Federal Bankruptcy Code.

                 "Additional Bonds" has the same meaning as defined in the Trust Indenture.

                 "Agreement" means this Loan Agreement dated as of September l, 1985, together with Exhibit A and Exhibit B attached to this Agreement, and all amendments and supplements to this Agreement.

                 "Article" means any subdivision of this Agreement designated with a Roman numeral.

                 "Board" or "Board of Trustees" means the lawfully qualified Board of Trustees of the Issuer.

                 "Bond Counsel" means an attorney or firm of attorneys of recognized standing in the field of law relating to tax exempt revenue bonds, selected by the Issuer and satisfactory to the Trustee, the Paying Agent/Registrar and the Company.

                 "Bonds" means any and all revenue bonds (including "Bonds" as defined in the Trust Indenture) of the issuer issued and delivered to pay all or any part of the cost of acquisition, construction and improvement of the Project pursuant to the Act and this Agreement, including the initial series or issue of bonds and bonds issued to pay all or any part of the cost of completing the acquisition, construction and improvement of the Project, and any revenue bonds issued for the purpose of refunding or replacing any Bonds.

                 "Business Day" means a day which, in the city where the principal corporate trust office of the Trustee or the Paying Agent/Registrar is located (or during the Variable Period where the office of the Credit Bank where the Letter of credit is issued is located), is not a Saturday or Sunday or a day on which banking institutions are authorized or required by law to close.

                 "Closing Date" means the date the Bonds are delivered to the initial purchasers thereof.

                 "Code" means the Internal Revenue Code of 1954, as amended, and the valid and applicable regulations thereunder.

                 "Company" means Houma Psychiatric Hospital, Inc., a corporation organized and existing under the laws of the State of Louisiana, and its successors and assigns as permitted by Section 7.01 or 7.02 hereof.

                 "Company Representative" means any person at the time designated to act on behalf of the Company in matters relating to this Agreement by written certificates furnished to the Issuer, the Paying Agent/Registrar and the Trustee containing the specimen signature of any such person and signed on behalf of the Company by an officer of the Company. Such certificates may designate an alternate or alternates. The Company Representative may be an employee of the Company.

                 "Construction Fund" means the segregated account or accounts into which certain proceeds from the sale and delivery of the Bonds will be deposited as provided in the Trust Indenture.

                 "Cost" or "Cost of Construction," as applied to the hospital facility being financed or refinanced by the Bonds, means and includes any and all costs of the Project and, without limiting the generality of the foregoing, shall include the following:

                 (a) the cost of the construction, repair, renovation, remodeling or improvement of all buildings and structures to be used as or in conjunction with the Project;

                 (b) the cost of architectural, engineering, legal and related services; the cost of the preparation of plans, specifications, studies, surveys and estimates of cost and of revenue; and all other expenses necessary or incident to planning, providing or determining the feasibility and practicability of the Project;

                 (c) the cost of all machinery, equipment, furnishings and facilities necessary or incident to the equipping of the Project so that it may be placed in operation;

                 (d) the cost of financing charges and interest subsequent to April 12, 1985;

                 (e) any and all costs paid or incurred in connection with the financing of the Project including, without limitation, the cost of financing, legal, accounting, financial advisory and appraisal fees, expenses and disbursements; the cost of any policy or policies of title insurance; the cost of printing, engraving and reproduction services; and the cost of the initial or acceptance fee of any trustee or paying agent; and

                 (f) all direct and indirect costs of the Issuer, as herein defined, incurred in connection with financing the Project, including without limitation reasonable sums to reimburse the Issuer for time spent by its agents or employees with respect to financing the Project.

                 "Credit Bank" means Bank of America National Trust and Savings Association, New York, New York, which issued the initial Letter of Credit, together with the issuers of each successive Letter of Credit or any Letter of Credit issued in connection with the issuance of any "Additional Bonds," as defined in the Trust Indenture.

                 "Debt Service Fund" means the segregated account or Accounts into which certain Loan Payments will be deposited as provided in the Trust Indenture.

                 "Issuer" means Louisiana Public Facilities Authority, a public trust and public corporation established for the benefit of the State of Louisiana by a certain Indenture of Trust dated August 21, 1974, created and existing under the Act, and its successors and assigns.

                 "Letter of Credit" means each irrevocable Letter of Credit, including each Substitute Letter of Credit, as defined in Section 8.01 hereof, issued to the Trustee for the Account of the Company by the Credit Bank as additional Support and liquidity for the Bonds as described and further defined in Section 8.01 hereof. A form of the initial Letter Of Credit is attached hereto as Exhibit B.

                 "Loan Payment" means each payment required to amortize or pay each series or issue of Bonds issued pursuant to this Agreement, as provided in the applicable Bond Resolution and the Trust Indenture, including the principal of (regardless of whether due upon maturity, by acceleration or otherwise), redemption premium, if any, and interest on such Bonds, and all fees and expenses of each Trustee, registrar and paying agent for such Bonds, together with any other payments required by such Bond Resolution or the Trust Indenture.

                 "Optional Variable Period" means the period as defined in the Trust Indenture.

                 "Paying Agent/Registrar" means BankAmerica Trust Company of New York, New York, New York and its successors and assigns.

                 "Permitted Encumbrances" shall mean, as of any particular time, (a) liens for ad valorem taxes and special assessments not then delinquent or which are being contested in good faith as permitted hereby; (b) easements for roads, alleys, walkways, railways, public utilities and like purposes which do not, when taken together, materially detract from the value of the Project; (c) liens, charges and encumbrances which are not substantial in amount and do not ln the aggregate materially detract from the value of the Project; (d) zoning laws, ordinances or regulations or building and use restrictions; (e) statutory rights under Section 291, Title 42 of the United Slates Code, as a result of what are commonly known as Hill-Burton grants and any other similar rights under other federal or state law;

(f) this Agreement and the Indenture; (g) mechanics', materialmen's, laborers', suppliers' and similar liens which are unfiled or which are being contested in good faith as permitted hereby; (h) liens to secure indebtedness to the extent that such liens are specifically permitted in accordance with this Agreement; and (i) exceptions noted in the commitment to issue a title insurance policy; all of which do not, in the opinion of an independent architect employed by the Company, materially interfere with or impair the construction or operation of the Project.

                 "Project" means the facilities described in Exhibit A to this Agreement, as amended from time to time as provided herein.

                 "Reimbursement Agreement" means the Reimbursement Agreement between the Credit Bank and the Company dated as of September 1, 1985, together with any permitted amendments or supplements thereto.

                 "Remarketing Agreement" means the Remarketing Agreement dated as of September 1, 1985 among the Company, the Remarketing Agent, the Paying Agent/Registrar and the Trustee.

                 "Section" means any subdivision of this Agreement designated by Arabic numerals.

                 "Trustee" means the corporate trustee named under the Trust Indenture, and its successors or assigns as provided in the Trust Indenture.

                 "Trust Indenture" means the trust indenture, including all supplements and amendments thereto, prescribed in and executed and delivered pursuant to the Bond Resolution among The First National Bank of Shreveport, as Trustee, the Paying Agent/Registrar and the Issuer, dated as of September 1, 1985.

                 References in the singular number in this Agreement shall be considered to include the plural, if and when appropriate. Words and terms not defined herein shall have the meanings set forth in the Indenture.

                                   ARTICLE II

                                REPRESENTATIONS

                 Section 2.01. Representations by Issuer. The Issuer makes the following representations as the basis for the undertakings on its part herein contained:

                          (a)  The Issuer has the power to enter into the
transactions contemplated by this Agreement and to carry out its obligations hereunder. The Issuer has been duly authorized to execute and deliver this Agreement, and by proper action of the Board has duly authorized the execution and delivery hereof.

                          (b)  The Issuer is not in default under any of the
provisions of the laws of Louisiana which would impair, interfere with or otherwise adversely affect the ability of the Issuer to make and perform the provisions of this Agreement, the Trust Indenture and the Bonds.

                          (c)  All requirements and conditions specified in the
Act and all other laws and regulations applicable to the adoption of the Bond Resolution, the execution and delivery of this Agreement, the Trust Indenture and the execution, delivery and issuance of the Bonds have been fulfilled.

                          (d)  The Attorney General of the State of Louisiana
and the Louisiana State Bond Commission have or will have approved, for purposes of 103(k) of the Internal Revenue Code of 1954, as amended (the "Code"), the Project and the issuance of the Bonds prior to the delivery thereof to the original purchaser.

                 Section 2.02. Representations by Company. The Company makes the following representations, as of the date hereof, as the basis for the undertakings on its part herein contained.

                          (a)  The Company is a corporation duly organized
under the laws of the State of Louisiana, and it is in good standing under the laws of the State of Louisiana, and is duly authorized to do business in the State of Louisiana; the Company is not in default under any provisions of the laws of the State of Louisiana in a manner which materially impairs its ability to perform its obligations hereunder or under its Articles of Incorporation; it has been authorized to enter into and deliver this Agreement by all necessary and proper corporate action; and the execution and delivery by it of this Agreement and the agreements herein contained do not contravene or constitute a default under any existing agreement, indenture, mortgage, loan agreement, commitment, provision of its Articles of Incorporation or its Bylaws or other requirements of law, or any other agreement of any kind to which it is a party or by which it is or may be bound, including specifically the Reimbursement Agreement and the Remarketing Agreement.

                          (b)  All statements of facts or other information
furnished by the Company to Bond Counsel in connection with Bond Counsel's opinion on the Bonds were true and correct when made and nothing has come to the Company's attention that would change the truth or correctness of such statements of facts or other information furnished to Bond Counsel.

                          (c)  The Company will not default under, misperform
or fail to perform with respect to any representation, covenant or undertaking of the Company contained in this Agreement which would impair the exemption of interest on the Bonds from federal income taxation, except for any Bond for any period during which such Bond is held by any person who is a "substantial user" of the Project or a "related person" as defined in Section 103(b)(6) of the Code.

                          (d)  The Company represents that the Project is a
"hospital facility" as referred to in the Act and that the Company has received the appropriate Section 1122 approval from the Division of Health Planning and Development of the State of Louisiana.


                                  ARTICLE III

                                  THE PROJECT

                 Section 3.01. Certificates and Permits. The Company has received Section 1122 approval for the Project from the Division of Health Planning and Development of the State of Louisiana. The Company shall obtain all permits necessary with respect to the acquisition, construction, improvement and operation of the Project, and the Company covenants that the performance of this Agreement shall be subject to the provisions of all applicable federal and State of Louisiana laws and all governmental regulations. The Company covenants and agrees that the Project will be placed into service as soon as practicable.

                 Section 3.02.  Acquisition and Construction.

                          (a)  The Project shall be acquired, constructed and
improved with all reasonable dispatch, and the Company will diligently pursue such acquisition, construction and improvement in order that it may be completed as soon as practicable, delays incident to strikes, riots, acts of God or the public enemy, or other causes beyond the reasonable control of the parties only excepted; but if for any reason there should be delays in such acquisition, construction and improvement, there shall be no diminution in or postponement of the Loan Payments to be made by the Company hereunder, and no resulting liability on the part of the Issuer.

                          (b)  The Company shall acquire, construct and improve
the Project or cause the Project to be acquired, constructed and improved in the manner provided in this Agreement. As permitted by the Act and this Agreement, the Company has entered into and executed and will enter into and execute all agreements and contracts necessary to assure and cause the acquisition, construction and improvement of the Project (and the Issuer shall not execute any such agreements or contracts other than this Agreement), and the Company will carry out, pay, supervise and enforce all such agreements and contracts, and will provide for such insurance on and in connection with the Project as it deems necessary or advisable or as is required by law. No contract shall be construed as creating any contractual relationship between the contractor and the Issuer and nothing in this Agreement shall constitute any consent by the Issuer, or otherwise confer on the Company, any right, power or authority of the Company to contract for, or permit the performance of, any labor or services or the furnishing of any materials or property in such fashion as would permit the making of any claim against the Issuer. The Company shall carry out its obligations under and enforce the terms of such contracts, and the Company shall have the full benefit of all representations contained therein and shall have the power and authority to take any actions necessary to enforce the provisions of such contracts. In the event of default of any contractor under any contract made by it in connection with the Project or in the event of a breach of warranty with respect to any materials, workmanship or performance guaranty, the Company may proceed, either separately or in conjunction with others, to pursue such remedies against the contractor so in default and against each surety, if any, for the performance of such contract as it may deem advisable. Any amounts attributable to the Cost of Construction of the Project recovered by way of direct damages, refunds, adjustments or otherwise in connection with the foregoing prior to the completion of all the Project, after payment of reasonable expenses, shall be paid into the Construction Fund. Amounts recovered by way of direct or indirect consequential damages suffered by the Company shall be paid to the Company.

                          (c)  The Company shall pay the Cost of Construction
of the Project to the full extent provided in this Agreement. It is recognized that certain agreements and contracts previously may have been entered into or executed by the Company with respect to the acquisition, construction and improvement of the Project and that the Company may be reimbursed by the Issuer for any payments made by the Company under such agreements and contracts, in the manner and from the sources provided above for paying the Cost of Construction.

                          (d)  The Issuer shall loan certain proceeds from the
sale of the Bonds to the Company to be used by the Company to pay all or part of the Cost of Construction, in accordance with procedures to be established in the Trust Indenture, including provisions for reimbursing the Company for paying all or any part of such Cost of Construction under agreements and contracts for the acquisition, construction, equipping and furnishing of the Project. It is specifically provided, however, that none of the proceeds from the sale of the Bonds will be used to reimburse the Company for, or to pay (and the Company hereby covenants and agrees not to request reimbursement of or payment for) any part of the Cost of the Project if such use or payment would result in a violation of any of the covenants contained in Section 5.05 or 5.06 hereof.

                 Section 3.03. Construction Fund. The Trust Indenture shall contain appropriate provisions with respect to a Construction Fund, to be drawn on and administered as provided in the Trust Indenture.


                                   ARTICLE IV

                              TITLE AND OPERATION

                 Section 4.01. Due Diligence. The Company shall cause the Project to be acquired, constructed and improved with due diligence by September 1, 1988.

                 Section 4.02. Cost of the Project. The Company represents and warrants that lt will construct or cause the construction of the Project at a price which will permit completion of the Project within the amount of the funds to be deposited in the Construction Fund and other available funds.

                 Section 4.03. Compliance With Applicable Regulations. The Company agrees that the Project shall be constructed strictly in accordance with all applicable ordinances and statutes, and in accordance with the requirements of all regulatory authorities, and any rating or inspection organization, bureau, association or office having jurisdiction, and it will comply with all of the foregoing and all laws, regulations, orders and other governmental requirements.

                 Section 4.04. Operation. The Company shall pay all costs and expenses of operation and maintenance of the Project, including all applicable taxes. It is understood and agreed that the Issuer shall have no duties or responsibilities whatsoever with respect to the operation or maintenance of the Project, or the performance of the Project, for their designed purposes.

                 Section 4.05. Indemnities. The Company releases the Issuer, its officers, trustees, employees and agents, and the Louisiana State Bond Commission and its members, officers, employees and agents (collectively, the "Indemnified Parties") from, and the Indemnified Parties shall not be liable for, and the Company agrees and shall protect, indemnify, defend and hold the Indemnified Parties harmless from, any and all liability, cost, expense, damage or loss of whatever nature (including, but not limited to, attorneys' fees, litigation and court costs, amounts paid in settlement, and amounts paid to discharge judgments) directly or indirectly resulting from, arising out of, in connection with, or related to (i) the issuance, offering, sale or delivery of the Bonds, this Agreement and the Letter of Credit, including but not limited to any violation of the securities laws in any jurisdiction and including but not limited to the use and distribution of any official statement or private placement memorandum; the Trust Indenture, the Letter of Credit and this Agreement and the obligations imposed on the Issuer hereby and thereby; the Reimbursement Agreement or the Remarketing Agreement; or the design, construction, installation, operation, use, occupancy, maintenance or ownership of the Project; (ii) any statements or representations made or given by the Company or any of its officers or employees to the Indemnified Parties, the Trustee or any underwriters, placement agents or purchasers of any of the Bonds with respect to the

Issuer, the Company, the Project, the Letter of Credit, the Credit Bank, the Reimbursement Agreement or the Remarketing Agreement; or the Bonds, including, but not limited to, statements or representations of facts, financial information or corporate affairs; (iii) damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the project; and (iv) any loss or damage incurred by the Issuer as a result of violation by the Company of the provisions of Sections 5.05 or 5.06 hereof. The provisions of the preceding sentence shall remain and be in full force and effect even if any such liability, cost, expense, damage or loss or claim therefor by any person, directly or indirectly, results from, arises out of, or relates to or is asserted to have resulted from, arisen out of, or related to, in whole or in part, one or more negligent acts or omissions, but not the willful misconduct, of one of the Indemnified Parties. The Indemnified Parties shall give the Company prompt written notice of any claim for indemnification of the Indemnified Parties made by the Indemnified Parties pursuant to this
Section 4.05 and agree that the Company shall have the opportunity to control the defense of any claim against the Indemnified Parties, and the Indemnified Parties agree to reasonably cooperate with the Company in connection with any action taken by the Company in defense of the Indemnified Parties.

                 Section 4.06. Issuer's Limited Liability. It is recognized that the Issuer's only source of funds with which to carrY out its commitments under this Agreement will be from the proceeds from the sale of the Bonds or from any available income or earnings derived therefrom, or from any funds which otherwise might be made available by the Company; and it is expressly agreed that the Issuer shall have no liability, obligation or responsibility with respect to this Agreement or the Project, except to the extent of funds available from such sources. If, for any reason, the proceeds from the sale of the Bonds are not sufficient to pay all the costs of completing the acquisition, construction and improvement of the Project, the Company shall complete the acquisition, construction and improvement of the Project, and the Company shall pay such additional costs from its own funds, but it shall not be entitled to reimbursement therefor unless additional Bonds are issued for such purpose, or to any diminution in or postponement of any payments required to be made by the Company hereunder.

                 Section 4.07. Use of the Project. The Company covenants that no more than 25% of the proceeds of the Bonds will be used to provide a facility the primary purpose of which is one of the following: retail food and beverage services, automobile sales or service or the provision of recreation or entertainment. The Company further covenants that no part of the proceeds of the Bonds will be used to provide any of the following and that no part of the Project will be used for any of the following purposes or activities: any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and/or ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, airplane, skybox or other private luxury box, any health club facility, any facility used primarily for gambling (unless the provisions of Section 63(f)(2)(C) of the Tax Reform Act of 1984 are applicable) or any store the principal business of which is the sale of alcoholic beverages for consumption off premises. Such services and facilities referred to in this
Section 4.07 shall have the same meaning as defined in the Tax Equity and Fiscal ResponsibilitY Act of 1982 and the Tax Reform Act of 1984.

                 Section 4.08. Recording. The Company shall notify the Trustee of each memorandum, financing statement, continuation statement or any other instrument which the Trustee shall cause to be filed, registered and recorded pursuant to Section 16.01 of the Indenture.

                 Section 4.09. Insurance. The Company shall cause the Project to be kept insured against fire and other risks to the extent usually insured against by companies owning and operating similar property, by reputable insurance companies, or, at the Company's election, by means of self-insurance. All proceeds of such insurance shall be for the account of the Company.


                                   ARTICLE V

                                   THE BONDS

                 Section 5.01.  Issuance of Bonds.

                          (a)  In consideration of the covenants and agreements
set forth in this Agreement, and to enable the Issuer to issue the Bonds to carry out the intents and purposes hereof, this Agreement is executed to assure the issuance of such Bonds, and the Company hereby covenants and agrees to provide for and guarantee the due and punctual payment to the Issuer, or to the Trustee or Paying Agent/Registrar under the Trust Indenture securing the

Bonds, of amounts not less than those required to pay, when due, all of the principal of, redemption premium, if any, and interest on the Bonds, and all other payments required in connection with such Bonds, any Bond Resolution and the Trust Indenture, including the payment of the fees and expenses of the Trustee, the Paying Agent/Registrar, and any other paying agents for the Bonds. Each such payment is hereby designated as a "Loan Payment," and collectively such payments are hereby designated as "Loan Payments." Such payments shall be made for the benefit of the Bonds into the Debt Service Fund as provided in the Trust Indenture. The Company hereby expressly covenants and agrees and pursuant to the Reimbursement Agreement has provided that during the Variable Period the interest portion of the Loan Payments as provided by the Reimbursement Agreement shall be made by the Credit Bank on the Company's behalf and not by the Company. The Company hereby requests the Issuer to instruct the Trustee to request of the Credit Bank that it make such interest portion of the Loan Payments as provided by the Reimbursement Agreement.

                          (b)  Upon the request of the Company, and only upon
its request, the Issuer may, if in the Issuer's sole discretion it is deemed necessary and advisable, and with the consent of the Credit Bank during the Variable Period, authorize and use its best efforts to sell and deliver Additional Bonds, in one or more series or issues in aggregate principal amounts sufficient to pay the Cost of Construction of the Project, including the costs of issuance. It is hereby agreed by the Company that the Bonds, when issued, sold and delivered as provided in the Trust Indenture, will be issued in accordance with and in compliance with this Agreement, notwithstanding any other provisions of this Agreement or any other contract or agreement to the contrary. Any owner of the Bonds is entitled to rely fully and unconditionally on the Company's approval. The resolutions of the board of directors of the Company authorizing the execution of this Agreement shall be deemed to authorize such officer to approve the Trust Indenture on behalf of the Company. Notwithstanding any provisions of this Agreement or any other contract or agreement to the contrary, all covenants and provisions in the Trust Indenture shall become absolute, unconditional, valid and binding covenants and obligations of the Company so long as the Bonds and interest thereon are outstanding and unpaid. Particularly, the obligation of the Company to make, promptly when due, all Loan Payments shall be absolute and unconditional, and said obligation may be enforced as provided in the Trust Indenture, regardless of any other provisions of this Agreement or any other contract or agreement to the contrary. It is further the intention of this Agreement that the approval of the Company of the Trust Indenture shall constitute and be the equivalent of the approval of the Trust Indenture by the Company and its board of directors, and the provisions of the Trust Indenture affecting the Company shall constitute the absolute and unconditional obligations of, and be binding upon, the Company with the effect described above.

                          (c)  Recognizing that the Loan Payments will be used
to pay when due the principal of, redemption premium, if any, and interest on the Bonds, and the fees and expenses of the Trustee, the Paying Agent/Registrar and any other paying agent for the Bonds, it is hereby agreed that, if and when any Bonds are delivered, the Company shall be absolutely and unconditionally obligated to make and pay, or cause to be made and paid, each Loan Payment regardless of whether or not the Issuer or the Company actually acquires, constructs, improves or completes the Project, or whether or not the Company actually approves, purchases, receives, accepts or uses the Project; and such payments shall not be subject to any abatement, setoff or counterclaim (subject only to the provisions of Sections 7.01 and 7.02 hereof regarding merger, consolidation and assignment); and the owners of the Bonds shall be entitled to rely on this Agreement and representation, notwithstanding any provisions of this Agreement or any other contract or agreement to the contrary, and regardless of the validity of, or the performance of, the remainder of this Agreement or any other contract or agreement.

                 Section 5.02. Refunding of Bonds. After the issuance of any Bonds, the Issuer shall not refund any of the Bonds or change or modify the Bonds in any way, except as provided for in the Trust Indenture, without the prior written approval of the Company; nor shall the Issuer redeem any Bonds prior to their scheduled maturities, or change or modify the Trust Indenture, without the prior written approval of the Company, unless such redemption is required by the Trust Indenture.

                 Section 5.03. Redemption of Bonds. The Issuer, upon the written request of the Company (and provided that the affected Bonds are subject to redemption prior to maturity at the option of the Issuer, or the Company, and provided that such request is received in sufficient time prior to the date upon which such redemption is proposed), forthwith shall take or cause to be taken all action that may be necessary under the applicable redemption provisions to effect such redemption prior to maturity, to the full extent of funds either made available for such purpose by the Company or already on deposit in the Debt Service Fund and available for such purpose.
The redemption of any Outstanding Bonds prior to maturity at any time shall not relieve the Company of its absolute and unconditional obligation to pay each remaining Loan Payment, with respect to any Outstanding Bonds, as specified in the Trust Indenture.

                 Section 5.04. Payments to Issuer. Out of money from the proceeds from the sale and delivery of each series or issue of Bonds, there shall be paid all of the Issuer's reasonable actual out-of-pocket expenses and costs of issuance in connection with such series of Bonds, including without limitation all financing, legal, financial, advisory, printing and other expenses and costs of issuing the Bonds, pluS an amount of money equal to the compensation paid to any employees Of the Issuer for the time such employees have Spent on activities relating to the issuance, sale and delivery of the Bonds, and provided further that the Company shall pay such aforementioned costs of issuance and taxes paid or incurred as a result of the Issuer's observance, performance or enforcement of any term or condition under the Bonds or related legal documents to the extent such costs and expenses are not or cannot be paid or reimbursed from the proceeds of the Bonds. In connection with the Bonds, the Company agrees to reimburse the Issuer a one-time fee equal to 1/10 of 1% of the Bonds. The Company further agrees it will pay all administrative expenses of the Issuer. The Company agrees to pay the administrative expenses of the Issuer directly to the Issuer. The Company agrees to make administrative payments directly to the Issuer in an amount equal to 1/20 of 1% of the Outstanding Bonds on September 1 of each year, provided that, if at any time Additional Bonds shall be issued under the Trust Indenture, the Company shall be obligated to pay an additional amount of administrative payments mutually agreeable to the Issuer and the Company. The administrative payments shall be used for the purpose of paying administrative and related costs of the Issuer, but shall not include Trustee fees or expenses incurred by the Issuer in enforcing the provisions of this Agreement. Notwithstanding the foregoing, the Issuer has determined to waive the administrative payments for the calendar year ending December 31, 1985 and agrees that it will notify the Company in writing prior to March 20 of each year thereafter whether it shall waive such administrative payments for such year. The Company further agrees to pay the administrative expenses of the Trustee under the Trust Indenture directly to the Trustee, and the Trustee shall receive and disburse such payments as provided in the Trust Indenture. In the event the Company should fail to pay any administrative expenses, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon (to the extent legally enforceable) at a rate per annum equal to the interest rate on the Bonds, until paid.

                 Section 5.05.  Tax-Exempt Status of Interest on the Bonds.

                          (a)  It is intended by the Company that the interest
on each of the Bonds will be excludable from the gross income of the recipients thereof for federal income tax purposes by reason of Section 103(a)(1) of the Code (except for any period during which such Bond is held by a person who is a "substantial user" of the Project or a "related person" within the meaning of
Section 103(b)(13) of the Code).

                          (b)  The Issuer covenants that it shall, prior to the
issuance of the Bonds, duly elect to have the provisions of Section 103(b)(6)(D) of the Code apply to such issue, and such election shall be made in accordance with the applicable Regulations. The Company covenants that it shall furnish to the Issuer whatever information is necessary for the Issuer to make any such election and the Company shall file with the Internal Revenue Service such supplemental statements and other information as are required by the applicable Regulations with respect to such capital expenditures made, paid or incurred by or on behalf of the Company or any person related to the Company, within the meaning of Section 103(b)(6)(C) of the Code, in the City of Houma, Louisiana, and in any other political jurisdiction contiguous thereto with respect to any facilities contiguous to or integrated with any facilities in the City of Houma, Louisiana within the meaning of Sections 1.102-10(b)(2)(ii) (e) and 1.103-10(d)(2)(i) of the Regulations (collectively, the "Project Area").

                          (c)  The Company hereby covenants that (i)
substantially all of the proceeds (within the meaning of Section 103(b)(6) of the Code) from the sale of the Bonds will be used and expended for amounts paid or incurred after April 12, 1985 (the "Inducement Date") for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code, and (ii) except as otherwise set forth in a certificate or statement furnished to the Issuer and its Bond Counsel prior to the issuance of Bonds, the acquisition, construction, reconstruction or improvement of the Project did not begin before the Inducement Date, nor was any work performed or any costs paid or incurred by the Company or any other entity in connection with such acquisition, construction, reconstruction or improvement before the Inducement Date.

                          (d)  The Company represents (i) that all of the
proceeds of the Bonds are to be used with respect to the Project, which will be located wholly within the corporate limits of the City of Houma, Louisiana;
(ii) that, except for any person related to the Company within the meaning of
Section 103(b)(6)(C) of the Code, the Company will be the only principal user of the Project within the meaning of Section 103(b)(6) of the Code; and (iii) that, except for the Bonds, there will not be outstanding on the date of delivery of the Bonds any obligations of any state, territory or possession of the United States or any political subdivision of the foregoing or of the District of Columbia constituting "exempt small issues" within the meaning of
Section 1.103-10 of the Regulations, the proceeds of which have been or are to be used primarily with respect to facilities located in the City of Houma, Louisiana, or in any contiguous political jurisdiction with respect to any contiguous or integrated facilities, and which are to be used principally by the Company (including any person related to the Company within the meaning of Section 103(b)(6)(C) of the Code).

                          (e)  The Company further covenants and represents
that it has not made, paid or incurred and will not make, pay or incur any capital expenditures which would cause the interest on the Bonds to become subject to federal income taxes pursuant to the provisions of Section 103(b) of the Code. The Company further covenants that it has not taken any action or permitted any action to be taken, and that it will not take any action or permit any action to be taken, which would result in a Taxable Event, as hereinafter defined, and that the Company has not failed to take and will not fail to take any action required to prevent the occurrence of such Taxable Event.

                          (f)  The Company acknowledges that the capital
expenditures referred to in the preceding paragraphs include all capital expenditures within the Project Area and all capital expenditures incurred elsewhere relating to the Project, including, without limitation, research and development costs, which may, under any rule or election under the Code, be treated as a capital expenditure (whether or not such expenditure is so treated).

                          (g)  The Company further covenants that it shall
furnish to the Issuer and its Bond Counsel, prior to the issuance of the Bonds, a certificate or statement of the aggregate amount of capital expenditures (other than those to be financed from the proceeds of the Bonds) made, paid or incurred in the Project Area or made, paid or incurred elsewhere with respect to the Project ("Included Capital Expenditures") during the period beginning three years before the date of delivery of such issue. The Company covenants that it will furnish to the Trustee (i) a copy of supplemental statements required to be filed with the Internal Revenue Service by Section 1.103-10 of the Regulations listing by date and amount any Included Capital Expenditures (other than those mentioned in Section 103(b)(6)(F) of the Code) during the three-year period beginning as of the date of issuance of the Bonds, including all such Included Capital Expenditures not listed on the capital expenditure certificate filed with the Internal Revenue Service prior to the issuance of the Bonds, and (ii) within 30 days after it has made, paid or incurred the maximum amount of capital expenditures permitted under Section 103(b)(6)(D) of the Code, a statement to that effect. Such supplemental statements shall be filed with the District Director of the Internal Revenue Service or the director of the regional service center of the Internal Revenue Service with whom the Company's federal income tax return is required to be filed on the due date prescribed for filing such return (without regard to any extensions of time). Each such supplemental statement shall set forth a description of those capital expenditures which are capital expenditures under Section 103(b)(6)(D)(ii) of the Code and shall take into account facilities referred to in Section 103(b)(6)(E) of the Code in computing such capital expenditures. This covenant shall survive the termination of this Agreement.

                          (h)  The Company covenants that no portion of the
proceeds of the Bonds will be used (directly or indirectly) for the acquisition of land (or an interest therein).

                          (i)  The Company covenants that no portion of the
proceeds of the Bonds is to be used for the acquisition of any building and the equipment therefor (or an interest therein) unless (i) the first use of such property is pursuant to such acquisition, or (ii) the rehabilitation expenditures (within the meaning of Section 103(b)(17)(C) of the Code) with respect to such building equal or exceed 15% of the portion of the cost of acquiring such building (and equipment) financed with the proceeds of the Bonds and said rehabilitation expenditures are incurred within two years after the later of
(A) the date on which said property was acquired or (B) the date of delivery of the Bonds to the initial purchasers thereof.

                          (j)  The Company covenants that no portion of the
proceeds of the Bonds is to be used for the acquisition of any property not described in subsection (i) hereof (or an interest therein) unless (i) the first use of such property is pursuant to such acquisition, or (ii) the rehabilitation expenditures (within the meaning of Section 103(b)(17)(C) of the Code) with respect to such property equal or exceed 100% of the portion of the cost of acquiring such property financed with the proceeds of the Bonds and said rehabilitation expenditures are incurred within two years after the later of (A) the date on which said property was acquired or (B) the date of delivery of the Bonds to the initial purchasers thereof.

                          (k)  The Company will not, for a period of three
years from the later of (i) the date the Project is placed in service or (ii) the date of delivery of the Bonds to the initial purchasers thereof, enter into any lease or rental of more than 10% of the Project by square footage or value, unless it shall first have furnished to the Trustee a statement in writing of such prospective lessee or renter listing the outstanding "industrial development bonds" within the meaning of the Code which must be allocated to such lessee or renter under the provisions of Section 103(b)(15) of the Code, along with a statement of such prospective lessee or renter that the existence of such bonds (if any) will not cause the Bonds to lose their tax exemption.

                          (l)  Neither the Company nor any "related person,"
within the meaning of the Code and the applicable Treasury Regulations thereunder (the "Regulations"), is an owner or "principal user," within the meaning of the Code or the Regulations, of facilities which were financed with any issue of industrial development bonds within the meaning of Section 103(b) of the Code other than

                          (m)  As used herein, a "Taxable Event" shall mean:

                          (i) the application of the proceeds of the Bonds in such manner that the Bonds become "arbitrage bonds" within the meaning of Section 103(c) of the Code, with the result that interest on the Bonds is or becomes includable in the gross income of any Bondholder; or

                     (ii) the application of the proceeds of the Bonds in such manner, or the occurrence or nonoccurrence of any event, with the result that, under the Code and the Regulations, the interest on the Bonds is or becomes includable in the gross income of any Bondholder (other than a Bondholder who is a "substantial user" or a "related person" within the meaning of
                 Section 103(b) of the Code); or

                    (iii) the violation by the Company of a representation or covenant contained in this Agreement with the result that, under the Code and the Regulations, the interest on the Bonds is or becomes includable in the gross income of any Bondholder (other than a Bondholder who is a "substantial user" or a "related person" within the meaning of Section 103(b) of the
                 Code).

                 Section 5.06. No Arbitrage. The Issuer and the Company, as applicable, shall not take any action, or approve the Trustee's or the Paying Agent/Registrar's making any investment or use of the proceeds of any Bonds or taking any other action which would cause any Bonds to be "arbitrage bonds" within the meaning of Section 103(c) of the Code. Neither the Issuer nor the Company, barring unforeseen circumstances, shall request or approve the use of the proceeds from the sale of any Bonds otherwise than in accordance with the "Issuer's General Certificate" and the "No-Arbitrage Certificate" given concurrently with the issuance and delivery of the Bonds.


                                   ARTICLE VI

                             COVENANTS AND REMEDIES


                 Section 6.01. Covenant. The Company absolutely and unconditionally agrees and covenants with the Issuer, the Trustee and the Paying Agent/Registrar, regardless of and notwithstanding any provision of this Agreement, other than Sections 7.01 and 7.02 hereof relating to merger, consolidation and transfer of assets, and assignment, and regardless of the provisions of any other agreement or contract to the contrary, that it will pay, or cause to be paid, when due, each Loan Payment required and prescribed to be paid by it pursuant to the Trust Indenture. The Company further absolutely and unconditionally agrees and covenants to pay all reasonable expenses and charges (including court costs and attorneys' fees) paid or incurred by the Issuer, the Trustee and the Paying Agent/Registrar in realizing upon any of the said payments to be made by the Company or in enforcing the provisions of this Agreement or the Trust Indenture. The Company further covenants that it will continue to lease the property leased to the Company by Hospital Service District No. 1 of the Parish of Terrebonne, State of Louisiana and Terrebonne Parish Consolidated Government pursuant to that Lease Agreement dated as of February 1, 1985, for so long as the Bonds remain outstanding and that failure to maintain such lease for such period shall constitute a default hereunder.

                 Section 6.02. Assignment of Payments to Trustee. The Company is advised and recognizes that the Issuer hereby assigns its rights to the Loan Payments required to be made pursuant to this Agreement, and the right to receive and collect same, to the Trustee under the Trust Indenture securing the Bonds. It is further understood that pursuant to the Trust Indenture the Trustee shall (among other things) act on behalf of the Issuer and the owners of the Bonds as custodian Of the Debt Service Fund, and Loan Payments made for deposit into the Debt Service Fund pursuant to the Trust Indenture may be made directly to the Trustee, or the Paying Agent/ Registrar if so instructed by the Trustee. All rights against the Company existing under this Agreement or the Trust Indenture may be enforced by the Issuer; or, to the extent provided in the Trust Indenture, the Trustee or the Bondholders shall be entitled to bring any suit, action or proceeding against the Company for the enforcement of this Agreement or the Trust Indenture, and it shall not be necessary in any such suit, action or proceeding to make the Issuer a party thereto.

                 Section 6.03.  General Provisions.

                          (a)  The terms of this Agreement may be enforced as
to one or more breaches either separately or cumulatively.

                          (b)  No remedy conferred upon or reserved to the
Issuer, any Trustee or Paying Agent/Registrar or the Bondholders in this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In the event any provision contained in this Agreement should be breached by the Company and thereafter duly waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach of this Agreement. No waiver by either party of any breach by the other party of any of the provisions of this Agreement shall be construed as a waiver of any subsequent breach, whether of the same or of a different provision of this Agreement.

                          (c)  Headings of the Articles and the Sections of
this Agreement have been inserted for convenience of reference only and in no way shall they affect the interpretation of any of the provisions of this Agreement.

                          (d)  This Agreement is made for the exclusive benefit
of the Issuer, the Trustee, the Paying Agent/ Registrar, the owners of the Bonds and the Company, and their respective successors and assigns herein permitted, and not for any other third party or parties; and nothing in this Agreement, expressed or implied, is intended to confer upon any party or parties other than the Issuer, the Trustee, the Paying Agent/Registrar, the owners of the Bonds and the Company, and their respective successors and assigns herein permitted, any rights or remedies under or by reason of this Agreement.

                          (e)  The validity, interpretations and performance of
this Agreement shall be governed by the laws of the State of Louisiana. This Agreement is made and is to be performed in Terrebonne Parish, Louisiana and it is the intention of the parties hereto that venue for all actions brought under this Agreement shall lie in said Parish.

                 Section 6.04. Amendment of Agreement. No amendment, change, addition to, or waiver of any of the provisions of this Agreement shall be binding upon the parties hereto unless in writing signed by the Company Representative and the Chairman or Vice Chairman of the Issuer; provided, however, that the written consent of the Trustee, and during the Variable Period the Credit Bank, to any such amendment, change, addition or waiver must be obtained before the same becomes effective. In addition to amendments for any other purpose, it is specifically understood that this Agreement may be amended, if deemed necessary or advisable by the Company and the Issuer, to change the definition and scope of the term "Project," as used herein, so as to permit the Company to acquire and construct or improve, or cause to be acquired and constructed or improved, additional health facilities hereto pursuant to this Agreement and in accordance with applicable laws, with the same effect as if they had been described originally in Exhibit A. Notwithstanding any of the foregoing, it is covenanted and agreed, for the benefit of the owners of the Bonds and any Trustee or Paying Agent/Registrar that the provisions of this Agreement shall not be amended, changed, added to, or waived in any way which would relieve or abrogate the obligations of the Company to make or pay, or cause to be made or paid, when due, all Loan Payments with respect to any then Outstanding Bonds which have been issued and delivered pursuant to this Agreement, in the manner and under the terms and conditions provided herein, in the Bond Resolution or Trust Indenture, or which would change or affect Sections 5.05, 5.06, 6.01,
7.01 or 7.02 hereof, unless approved by each owner of the Bonds affected by such amendment, change, addition or waiver. Notice of any amendment, change, addition to or waiver to this Agreement or any provision hereof shall be given to the Trustee and the Paying Agent/Registrar by the Issuer.


                                  ARTICLE VII

                               SPECIAL COVENANTS

                 Section 7.01. Company To Maintain Its Corporate Existence; Conditions Under Which Exceptions Permitted. The Company agrees that during the term of this Agreement it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it; provided that the Company may, without violating the agreement contained in this Section, consolidate with or merge into another domestic corporation (i.e., a corporation incorporated and existing under the laws of one of the states of the United States of America or under the laws of the United States of America), or permit one or more such domestic corporations to consolidate with or merge into it, or sell or otherwise transfer to another such domestic corporation all or substantially all of its assets as an entirety and thereafter dissolve, if the surviving, resulting or transferee entity: (i) is authorized to transact business in the State of Louisiana, (ii) shall have, immediately after such transaction, a consolidated net worth at least equal to 90% of the net worth of the Company immediately prior to such transaction, with net worth being determined in accordance with generally accepted accounting principles, and (iii) shall have, concurrently with such transaction (unless the entity is the Company), irrevocably and unconditionally assumed, in an instrument delivered to the Issuer, the Trustee and the Paying Agent/Registrar, the due and prompt performance of all of the obligations of the Company under this Agreement. If any consolidation, merger, or sale or other transfer is made as provided in this Section, the provisions of this Section shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section.

                 Section 7.02. Assignment. The Company shall not assign its interest in this Agreement or any of its rights or obligations hereunder except as specifically provided in this Agreement. The Company may assign its interest in this Agreement to another party, provided that the Company, under the terms of any such assignment, shall remain and be primarily responsible and liable for all of its obligations hereunder, including particularly the making of all payments required hereunder, when due. As permitted in Section 7.01, the Company may assign its interest in this Agreement to another party in connection with a merger or consolidation of the Company, or in connection with the transfer of all or substantially all of its assets, and such successor or transferee shall succeed to and be substituted for it under this Agreement with the same effect as if such successor or transferee had been named as a party herein. However, no such assignment or transfer shall be effective unless the surviving corporation, successor corporation or transferee of such assets shall have irrevocably and unconditionally assumed, in an instrument delivered to the Issuer, the Trustee and the Paying Agent/Registrar the due and prompt performance of the obligations of the assignor or transferor under this Agreement.

                 Section 7.03. Financial Reports. The Company agrees to provide, or in lieu thereof to have Healthcare Services of America, Inc. provide, an annual audit made by its regular independent certified public accountants and within 120 days after the end of each fiscal year shall furnish the Issuer and the Trustee either a copy of the audit report or a copy of the annual report to shareholders of the Company or of Healthcare Services of America, Inc., as the case may be, if such annual report shall contain financial statements in substantially similar detail.


                                  ARTICLE VIII

                              ADDITIONAL SECURITY

                 Section 8.01. Letter of Credit. Prior to the initial delivery of any series of Bonds to the purchasers thereof, the Company shall secure and deliver to the Trustee, for the benefit of the owners of the Bonds, an irrevocable Letter of Credit of the Credit Bank the terms of which shall allow the Trustee to comply with its obligations under Articles XI and XII of the Trust Indenture and which shall be in an amount at any date not less than the total of (i) the sum of the principal amount of the Bonds Outstanding and
(ii) interest to accrue on such Bonds at an assumed rate of 15% per annum for a 110-day period as required by this Agreement and the Trust Indenture. The Letter of Credit shall be in the original aggregate amount of $4,180,822.
After the initial delivery of the Letter of Credit, and at all times thereafter during the Variable Period, while any of the Bonds are Outstanding, the Company shall continuously secure the Bonds by either extensions of the initial Letter of Credit or by the securing and delivery of any successive Letter of Credit (the "Substitute Letter of Credit").

                          (a)  The initial Letter of Credit shall be in the
form attached hereto as Exhibit B. Any Substitute Letter of Credit shall contain substantially the same provisions (other than a reduction of commitment provision) as the initial Letter of Credit and must, at a minimum, meet the following criteria:

                          (1) The Credit Bank must be a national banking association organized under the National Bank Act or a bank organized under the laws of one of the states of the United States of America or the Trustee must have received an opinion of counsel satisfactory to the Trustee that no registration of such Letter of Credit is required by the federal securities laws.

                          (2) The Trustee must have received a written statement signed by an officer of the rating agency which rated the Bonds to the effect that the rating of the Bonds will not be adversely affected by the replacement of the initial Letter of Credit with the Substitute Letter of Credit.

                          (3) The Letter of Credit must be in an amount, in the opinion of the Trustee, at any date not less than the amount required by the first paragraph of this Section 8.01.

                          (b)  The initial Letter of Credit secured and
delivered under this Section shall be for a term which expires on September 15, 1987. Upon receipt of a reissued or Substitute Letter of Credit, the Trustee shall cancel and return the preceding Letter of Credit to the Credit Bank. If, for any reason, the Credit Bank shall be unwilling or unable to maintain the Letter of Credit, the Company shall provide to the Trustee within 15 Business Days of receiving notice of the termination or repudiation of the Letter of Credit a Substitute Letter of Credit issued by another bank meeting all of the requirements of Section 8.01 of this Agreement.

                          (c)  Each Letter of Credit secured and delivered to
the Trustee pursuant to this Section must be accompanied by an opinion of counsel to the Credit Bank or counsel to the Company and addressed to the Trustee to the effect that:

                          (1) The Letter of Credit is a legal, valid and binding obligation of the Credit Bank, except as limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to, or affecting generally, the enforcement of creditors' rights and remedies against national banking associations, as the same may be applied in the event of the bankruptcy, insolvency, reorganization or similar situation of the Credit Bank or a moratorium applicable to the Credit Bank;

                          (2) The Credit Bank is duly organized and existing under the National Bank Act or the laws of one of the states of the United States of America or that no registration of such Letter of Credit is required by the federal securities laws;

                          (3) The Letter of Credit qualifies as an obligation which the Credit Bank is permitted to issue under the National Bank
         Act:

                          (4) Payments made by the Credit Bank to the Trustee on behalf of the Bondholders on account of the Credit Bank's obligations under the Letter of Credit will not be recoverable from the Bondholders by the Company or its trustee as voidable preferences under

         Section 547(b) of the Bankruptcy Reform Act of 1978 (11 U.S.C. 101 et seq.) or any successor provision (the "Bankruptcy Act") in the event of the commencement of a proceeding by or against the Company under the Bankruptcy Act.

                          (d)  The Company shall notify the Trustee in writing
at least 180 days prior to the expiration of an existing Letter of Credit whether or not the Credit Bank intends to extend such Letter of Credit or whether a binding obligation to secure a Substitute Letter of Credit has been entered into.

                          (e)  The Company, the Trustee and the Credit Bank,
with the written consent of the Issuer, may, without the consent of the Bondholders, amend, change or modify the Letter of Credit to cure any ambiguity, formal defect, inconsistency or minor omission.

                 Section 8.02. Other Agreements. At the direction of the Company, certain provisions relating to the Reimbursement Agreement and the Remarketing Agreement and the rights, duties and obligations relating thereto shall be set forth in the Bond Resolution, the Trust Indenture and the Bonds or attached thereto as appropriate.


                                   ARTICLE IX

                       TERMINATION; NOTICES; SEVERABILITY

                 Section 9.01. Term of Agreement. The term of this Agreement shall be from the date hereof until the date all payments required to be made by the Company pursuant hereto shall have been made or the date on which the Bonds shall have been paid in full; provided, however, that the provisions of Sections 4.05, 5.04, 5.05, 5.06 and 7.01 shall survive the termination of this Agreement and shall continue in effect regardless of the termination of this Agreement. But in no event shall the Agreement remain in force for more than 50 years.

                 Section 9.02. Termination of Agreement. This Agreement may be terminated by mutual agreement at any time prior to the delivery of and payment for any Bonds. However, if any Bonds have been issued and delivered, the term of this Agreement shall be as set forth in Section 9.01, and this Agreement may not and shall not be sooner terminated by either or both parties hereto.

                 Section 9.03.  Notices.

                          (a)  Any notice, request or other communication under
this Agreement shall be given in writing and shall be deemed to have been given by either party to the other party upon either of the following dates:

                          (i) Three days after the date of the mailing thereof, as shown by the post office receipt if mailed to the other party hereto by registered mail at the applicable address as follows:

                 LOUISIANA PUBLIC FACILITIES AUTHORITY
                 1925 One American Place
                 Baton Rouge, LA  70825
                 Attention:  Director

                 HOUMA PSYCHIATRIC HOSPITAL, INC.
                 c/o Healthcare Services of America, Inc.
                 2001 Park Place
                 Birmingham, AL  35203
                 Attention:  Executive Vice President--Finance

                 THE FIRST NATIONAL BANK OF SHREVEPORT
                 400 Texas Street
                 Shreveport, LA  71101
                 Attention:  Corporate Trust Department

                 BANKAMERICA TRUST COMPANY OF NEW YORK
                 40 Broad Street
                 New York, NY  10004
                 Attention:  Corporate Trust Department

or the latest address specified by such other party in writing; or

                          (ii) The date of the receipt thereof by such other party if not so mailed by registered mail.

                          (b)  Any notice required to be given hereunder shall
also be given to the Credit Bank at the following address or at such later address specified in writing by the Credit Bank.

                 BANK OF AMERICA NATIONAL TRUST
                   AND SAVINGS ASSOCIATION
                 10th Floor
                 555 California Street
                 San Francisco, CA  94137
                 Attention:  Bank Investment Securities Division

                 Section 9.04. Severability. If any clause, provision or Section of this Agreement should be held illegal or invalid by any court, the invalidity of such clause, provision or Section shall not affect any of the remaining clauses, provisions or Sections hereof and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or Section had not been contained herein. In case any agreement or obligation contained in this Agreement should be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Company or the Issuer, as the case may be, to the full extent permitted by law.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in multiple counterparts, each of shall be considered an original for all purposes, as of the date and year first set out above.

                                           LOUISIANA PUBLIC FACILITIES AUTHORITY





                                           HOUMA PSYCHIATRIC HOSPITAL, INC.

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


                 BE IT KNOWN, that on this 13th day of September, 1985, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally came and appeared:

                 1. THOMAS A. ANTOON

                 2. C. C. DABADIE

to me known to be the identical persons who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are respectively a (1) Vice Chairman and (2) Secretary-Treasurer of the Louisiana Public Facilities Authority (the "Authority"); that the seal impressed beside their respective signatures on the foregoing instrument is the official seal of the Authority; that the aforesaid instrument was signed and sealed by them on behalf of the Authority by authority of a resolution adopted by the Board of Trustees of the Authority on August 23, 1985; and that the said Thomas A. Antoon and

C. C. Dabadie acknowledge said instrument to be the free act and deed of the Authority.

                                                   1.___________________________
WITNESSES:                                                 Vice Chairman


_______________________                            2.___________________________
                                                        Secretary-Treasurer

_______________________

                            ________________________
                                 Notary Public

STATE OF LOUISIANA

PARISH OF ORLEANS

                 BE IT KNOWN, that on this 18th day of September, 1985, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared:

                 1.  CARL M. HOLDEN, JR.

                 2.  ARTHUR P. BOLTON, III

to me known to be the identical persons who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are respectively a (1) Vice President and (2) Secretary of Houma Psychiatric Hospital, Inc, (the "Company"); that the aforesaid instrument was signed by them on behalf of the Company by authority of a resolution adopted by the Board of Directors of the Company on September 17, 1985; and that the said Carl M. Holden, Jr. and Arthur
P. Bolton, III acknowledge said instrument to be the free act and deed of the Company.

                                                   1.___________________________
                                                     Title:
WITNESSES:

                                                   2.___________________________
______________________                               Title:  Secretary


______________________


                          ____________________________
                                 Notary Public

                                                                       EXHIBIT A


                 The Project consists of the acquisition, construction and equipping of a 100-bed acute and intermediate care psychiatric in-patient hospital for adolescents and adults located at 936 East Main Street, in the City of Houma, Terrebonne Parish, Louisiana. The initial owner and operator will be Houma Psychiatric Hospital, Inc.

                                                                       EXHIBIT B
                          IRREVOCABLE LETTER OF CREDIT

                                 No. __________


                                                            September 19, 1985


To:  The First National Bank
     of Shreveport, as Trustee

         Re: Louisiana Public Facilities Authority Adjustable Rate Demand Revenue Bonds (Houma Psychiatric Hospital) Series 1985

Gentlemen:

                 We hereby establish our Irrevocable Letter of Credit in your favor as Trustee for the holders of the bonds (the "Bonds") issued by the Louisiana Public Facilities Authority (the "Issuer") pursuant to the trust indenture (the "Indenture") dated as of September 1, 1985 among you as Trustee, the Issuer and BankAmerica Trust Company of New York, as Paying Agent/Registrar, for the account of Houma Psychiatric Hospital, Inc. (the "Company") in the amount of $4,180,822 (such amount as from time to time adjusted as provided below being hereinafter referred to as the "Available Credit"), available by your draft(s) drawn at sight on a Business Day (as hereinafter defined) on Bank of America National Trust and Savings Association, 555 South Flower Street, Los Angeles, California 90071, Attention:
Letter of Credit Department, accompanied by your drawing certificate in the form attached hereto as Annex A, Annex B, Annex C or Annex D and made a part hereof (each a "Drawing Certificate") (x) in the form of a letter on your letterhead signed by a purported Senior Trust Officer, Trust Officer, Vice President, Assistant Vice President or Assistant Secretary of your bank, or (y) in the form of a tested telex, sent by a purported Senior Trust Officer, Trust Officer, Vice President, Assistant Vice President or Assistant Secretary of your bank (to telex no. 674-555). In the case of telex demand, the draft requirement is waived.

                 The amount of this Letter of Credit will be reduced automatically by the amount of any drawing hereunder: provided, however, that the amount of any Interest Drawing in the form of Annex B hereto shall be automatically reinstated effective the 6th calendar day from the date of such drawing unless we shall have notified you by tested telex within five (5) calendar days of the date of any Interest Drawing that the Letter of Credit will not be so reinstated, and provided, further, that the amount of any

Liquidity Drawing in the form of Annex C hereto will be rejected by amendment, in whole or in part, upon your receipt of our notice to you by tested telex that the amount available for drawing hereunder has been increased by the amount set forth in such notice.

                 The Available Credit as from time to time in effect will be reduced after receipt of, and pursuant to, notice from you, in the form of Annex G hereto, of a redemption or cancellation of less than all of the Bonds outstanding, by an amount equal to the amount stated in said notice.

                 Demand for payment may be made by you under this Letter of Credit prior to the expiration hereof at any time during our business hours at our aforesaid address, on a Business Day (a day which in New York, New York or Los Angeles, California is not a Saturday or Sunday or a day on which banking institutions are authorized or required by law to close). If a drawing in respect of payment is made by you hereunder at or before 12:00 noon (New York City time) on the Payment Date (as defined in the Drawing Certificate) and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, at or before 4:00 p.m. (New York City time), on the Payment Date. If a drawing in respect of payment is made by you hereunder after 12:00 noon (New York City time) on the Payment Date and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, at or before 2:30 p.m. (New York City time), on the next succeeding Business Day.

                 This Letter of Credit shall expire at our close of business in Los Angeles, California, on the earliest to occur of the following: (i) September 15, 1987; (ii) fifteen (15) days (or if such 15th day is not a Business Day, on the next following Business Day) following the date you receive notice from us in the form of Annex E hereto; (iii) the date on which we receive written notice from you, in the form of Annex F hereto, of the occurrence of a Company Purchase (as defined in the Indenture); (iv) the date on which an Acceleration Drawing in the form of Annex A hereto made hereunder is honored by us; and (v) the date you surrender this Letter of Credit to us for cancellation.

                 This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture. Such transfer shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Annex H hereto and our standard transfer fee (as of such time).

                 We hereby agree with the drawer of a sight draft drawn and accompanied by a certificate completed in compliance with the terms of this Letter of Credit that the same will be duly honored on presentation to the drawee.

                 Partial drawings are permitted.

                 Except as otherwise expressly stated herein, this Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "UCP"). As to matters not covered by the UCP, and to the extent not inconsistent with the UCP, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of California.

                 This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except the certificates and the sight draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such sight draft(s).

                                    ANNEX A

                  TRUSTEE'S CERTIFICATE - ACCELERATION DRAWING


                                                          ______________________


Bank of America National Trust
 and Savings Association
555 South Flower Street
Los Angeles, California  90071

Attention:  Letter of Credit Department

         Re: Irrevocable Letter of Credit No. _______ issued by Bank of America National Trust and Savings Association

                 The undersigned, a duly authorized officer of The First National Bank of Shreveport in its capacity as trustee (the "Trustee") hereby certifies to Bank of America National Trust and Savings Association (the "Bank") with reference to the Irrevocable Letter of Credit referred to above (the "Letter of Credit") issued in favor of the Trustee that

         (1) The Trustee is the Trustee under the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, the Trustee and BankAmerica Trust Company of New York, as Paying Agent/Registrar (the "Indenture") for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit in the amount of $___ __ pursuant to Section 11.01 of the Indenture with respect to the payment of (i) the principal amount of Bonds outstanding on _______ (insert date of acceleration) (the "Payment Date") other than (A) Pledged Bonds or (B) Bonds registered in the name of the Company plus
                 (ii) interest on such Bonds accrued to the Payment Date. An "Event of Default" has occurred under Subsection ___ (specify applicable Subsection) of Section 7.02 of the Indenture and the Trustee has declared the principal amount of all Bonds outstanding and interest accrued thereon immediately due and payable.

         (3) (a) The amount of the drawing was computed in compliance with the terms and conditions of the Indenture and does not exceed the Available Credit as presently in effect.

                          (b)     Of the amount stated in (2) above:

                                  (i) $______ is demanded in respect of the
                          principal amount of the Bonds referred to in (2) above: and

                                  (ii) $______ is demanded in respect of
                          accrued interest on the Bonds referred to in (2) above, computed at a rate or rates not exceeding fifteen percent (15%) per annum for an aggregate period of _ days (which is not more than one hundred ten (110) days).

         (4) The Trustee has not received more than fifteen (15) days before the date of this certificate any written notice from the Bank in the form of Annex E to the Letter of Credit.

         (5) The Trustee was not prior to the date of this drawing required to surrender the Letter of Credit to the Bank for cancellation in accordance with the terms of the Indenture.

                 Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or the Indenture.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _________, ____.


                                                   THE FIRST NATIONAL BANK
                                                     OF SHREVEPORT
                                                   as Trustee



                                                   By:__________________________


                                                   Title:_______________________

                                    ANNEX B

                    TRUSTEE'S CERTIFICATE - INTEREST DRAWING


                                                         _______________________


Bank of America National Trust
 and Savings Association
555 South Flower Street
Los Angeles, California  90071

Attention:  Letter of Credit Department

         Re: Irrevocable Letter of Credit No. ___ issued by Bank of America National Trust and Savings Association

                 The undersigned, a duly authorized officer of The First National Bank of Shreveport in its capacity as trustee (the "Trustee") hereby certifies to Bank of America National Trust and Savings Association (the "Bank") with reference to the Irrevocable Letter of Credit referred to above (the "Letter of Credit") issued in favor of the Trustee that:

         (1) The Trustee is the Trustee under the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, the Trustee and BankAmerica Trust Company of New York, as Paying Agent/Registrar (the "Indenture") for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit in the amount of $___ pursuant to Section 3.01(c)(1)(A) of the Indenture with respect to the payment of interest due on all Bonds outstanding on the Interest Payment Date occurring on ______________ (insert applicable date) (the "Payment Date") other than (i) (A) Pledged Bonds or (B) Bonds registered in the name of the Company and (ii) Bonds to be purchased or redeemed on the Payment Date pursuant to Annex C or Annex D to the Letter of Credit.

         (3) The amount of the drawing was computed in compliance with the terms and conditions of the Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Credit as presently in effect. The amount of interest drawn hereunder was computed at a rate or rates not exceeding fifteen percent (15%) per annum for an aggregate period of ______ (__) days (which is not more than one hundred ten (110) days) on Bonds in the principal amount of ___________________ dollars ($_______).

         (4) The Trustee has not received more than fifteen (15) days before the date of this certificate any written notice in the form of Annex E to the Letter of Credit.

         (5) The Trustee was not prior to the date of this drawing required to surrender the Letter of Credit to the Bank for cancellation in accordance with the terms of the Indenture.

                 Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or the Indenture.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _________, ____.


                                                   THE FIRST NATIONAL BANK
                                                     OF SHREVEPORT
                                                   as Trustee



                                                  By:___________________________


                                                  Title:________________________

                                    ANNEX C

                   TRUSTEE'S CERTIFICATE - LIQUIDITY DRAWING


                                                              __________________


Bank of America National Trust
 and Savings Association
555 South Flower Street
Los Angeles, California  90071

Attention:  Letter of Credit Department

         Re: Irrevocable Letter of Credit No. ___ issued by Bank of America National Trust and Savings Association

                 The undersigned, a duly authorized officer of The First National Bank of Shreveport in its capacity as trustee (the "Trustee") hereby certifies to Bank of America National Trust and Savings Association (the "Bank") with reference to the Irrevocable Letter of Credit referred to above (the "Letter of credit") issued in favor of the Trustee that:

         (1) The Trustee is the Trustee under the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, the Trustee and BankAmerica Trust Company of New York (the "Indenture") for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit in the amount of $___ __ pursuant to Section 11.04 of the Indenture with respect to the payment of the purchase price of Bonds tendered or deemed tendered by the holders thereof in accordance with Section __ (specify applicable Section) of the Indenture and to be purchased on ______________ (insert applicable date) (the "Payment Date").

         (3) No Bond in respect of which a drawing is made hereunder is registered in the name of the Company.

         (4) (a) The amount of the drawing was computed in compliance with the terms and conditions of the Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Credit as presently in effect.

                 (b)      Of the amount stated in (2) above:

                                  (i) $_______ is demanded in respect of the
                          principal portion of the purchase price of the Bonds referred to in (2) above; and

                                  (ii) $_______ is demanded in respect of
                          payment of the interest portion of the purchase price of the Bonds referred to in (2) above, computed at a rate or rates not exceeding fifteen percent (15%) per annum for an aggregate period of ______ days (which is not more than one hundred ten days (110) days).

         (5) The Trustee has not received more than fifteen (15) days before the date of this certificate any written notice from the Bank in the form of Annex E to the Letter of Credit.

         (6) The Trustee was not prior to the date of this drawing required to surrender the Letter of Credit to the Bank for cancellation in accordance with the terms of the Indenture.

                 Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or the Indenture.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _________, ____.


                                                   THE FIRST NATIONAL BANK
                                                     OF SHREVEPORT
                                                   as Trustee



                                                   By:__________________________


                                                   Title:_______________________

                                    ANNEX D

                   TRUSTEE'S CERTIFICATE - REDEMPTION DRAWING


                                                            ____________________


Bank of America National Trust
 and Savings Association
555 South Flower Street
Los Angeles, California  90071

Attention:  Letter of Credit Department

         Re: Irrevocable Letter of Credit No. ___ issued by Bank of America National Trust and Savings Association

                 The undersigned, a duly authorized officer of The First National Bank of Shreveport in its capacity as trustee (the "Trustee") hereby certifies to Bank of America National Trust and Savings Association (the "Bank") with reference to the Irrevocable Letter of Credit referred to above (the "Letter of Credit") issued in favor of the Trustee that:

         (1) The Trustee is the Trustee under the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, the Trustee and BankAmerica Trust Company of New York, as Paying Agent/Registrar (the "Indenture") for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit in the amount of $___ _ pursuant to Section 3.01(c)(1)(B) of the Indenture with respect to the payment of (i) the principal amount of Bonds to be redeemed in accordance with Section __ (specify applicable Section) of the Indenture on _________________ (insert applicable date) (the "Payment Date") other than (A) Pledged Bonds or (B) Bonds registered in the name of the Company plus (ii) interest on such Bonds accrued to the Payment Date.

         (3) (a) The amount of the drawing was computed in compliance with the terms and conditions of the Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Credit as presently in effect.

                          (b)     Of the amount stated in (2) above:

                                        (i) $______ is demanded in respect of
                                  the principal amount of the Bonds referred to in (2) above: and

                                        (ii) $______ is demanded in respect of
                                  accrued interest on the Bonds referred to in
                                  (2) above, computed at a rate or rates not exceeding fifteen percent (15%) per annum for an aggregate period of __ days (which is not more than one hundred ten (110) days).

         (4) The Trustee has not received more than fifteen (15) days before the date of this certificate any written notice from the Bank in the form of Annex E to the Letter of Credit.

         (5) The Trustee was not prior to the date of this drawing required to surrender the Letter of Credit to the Bank for cancellation in accordance with the terms of the Indenture.

                 Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or the Indenture.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of _________, ____.


                                                   THE FIRST NATIONAL BANK
                                                     OF SHREVEPORT
                                                   as Trustee



                                                   By:__________________________


                                                   Title:_______________________

                                    ANNEX E

                     NOTICE OF DIRECTION TO TRUSTEE TO MAKE
                        A DRAWING UNDER LETTER OF CREDIT


                                                          ______________________


To:      The First National Bank
         of Shreveport, as Trustee


         Re: Irrevocable Letter of Credit No. ___ issued by Bank of America National Trust and Savings Association

Gentlemen:

                 Reference is made to the Reimbursement Agreement dated as of September 1, 1985 between Houma Psychiatric Hospital, Inc. (the "Company") and Bank of America National Trust and Savings Association (the "Agreement") pursuant to which there exists an Event of Default (as defined in the Agreement) under (insert section reference and a specific description of the Event of Default).

                 Please be advised (i) that in accordance with the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, BankAmerica Trust Company of New York, as Paying Agent/Registrar and you as Trustee (the "Indenture"), we are directing you, as the beneficiary of the Letter of Credit referred to above (the "Letter of Credit"), to make a drawing under the Letter of Credit for the principal amount of all outstanding Bonds (other than (A) Pledged Bonds or (B) Bonds registered in the name of the Company) together with interest accrued thereon and (ii) that as a consequence of such direction you may make a drawing under the Letter of Credit no later than fifteen (15) days after your receipt of this notice, after which day the Letter of Credit will expire.

                                                  Yours very truly,

                                                  BANK OF AMERICA NATIONAL TRUST
                                                  AND SAVINGS ASSOCIATION


                                                  By:___________________________


                                                  Title:________________________

                                    ANNEX F

                    NOTICE OF OCCURRENCE OF COMPANY PURCHASE


                                                                ____________, __

Bank of America National Trust
 and Savings Association
555 South Flower Street
Los Angeles, California  90071

Attention:  Letter of Credit Department

         Re: Irrevocable Letter of Credit No. ___ issued by Bank of America National Trust and Savings Association

Gentlemen:

                 The undersigned, a duly authorized officer of The First National Bank of Shreveport in its capacity as trustee (the "Trustee") hereby certifies to Bank of America National Trust and Savings Association (the "Bank") with reference to the Irrevocable Letter of Credit referred to above (the "Letter of Credit") issued in favor of the Trustee that:

                 (1) The Trustee is the Trustee under the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, the Trustee and BankAmerica Trust Company of New York, as Paying
Agent/Registrar (the "Indenture") for the holders of the Bonds.

                 (2) The Company Purchase occurred on __________________ (which is not less than fifteen (15) days prior to the date of this notice).

                 (3) Upon your receipt of this notice the Letter of Credit shall expire.

                 Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or the Indenture.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _________, ____.

                                                  Yours very truly,

                                                  THE FIRST NATIONAL BANK
                                                    OF SHREVEPORT
                                                  as Trustee

                                                  By:___________________________

                                                  Title:________________________

                                    ANNEX G

                    NOTICE OF REDUCTION OF AVAILABLE CREDIT


                                                         ___________________, __


Bank of America National Trust
 and Savings Association
555 South Flower Street
Los Angeles, California  90071

Attention:  Letter of Credit Department

         Re: Irrevocable Letter of Credit No. ___ issued by Bank of America National Trust and Savings Association

Gentlemen:

                 The undersigned, a duly authorized officer of The First National Bank of Shreveport in its capacity as trustee (the "Trustee") hereby certifies to Bank of America National Trust and Savings Association (the "Bank") with reference to the Irrevocable Letter of Credit referred to above (the "Letter of Credit") issued in favor of the Trustee that:

                 (1) The Trustee is the Trustee under the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, the Trustee and BankAmerica Trust Company of New York as Paying Agent/Registrar (the "Indenture") for the holders of the Bonds.

                 (2) On the date of this notice _________ dollars ($_________) principal amount of Bonds have been redeemed or cancelled in accordance with the terms of the Indenture. In accordance with the Letter of Credit, the Available Credit is reduced to __________ dollars ($_________) upon your receipt of this notice.

                 (3) Following the redemption or cancellation referred to above, the aggregate principal amount of all the Bonds which are outstanding within the meaning of the Indenture is __________ dollars ($_________) and the maximum amount of interest, computed in accordance with the terms and conditions of the Bonds and the Indenture, which could accrue on such Bonds for a period of one hundred ten (110) days at a rate of fifteen percent (15%) per annum is $_________________. The sum of such amount in respect of principal and such amount in respect of interest does not exceed the Available Credit following the reduction thereof pursuant to this notice of Reduction.

                 Any capitalized term used herein and not defined shall have its respective meaning set forth in the Letter of Credit or the Indenture.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____________, ____.


                                                   Yours very truly,

                                                   THE FIRST NATIONAL BANK
                                                    OF SHREVEPORT
                                                   as Trustee



                                                   By:__________________________
                                                   Title:_______________________

                                    ANNEX H

                          FORM OF TRANSFER INSTRUCTION

                                                             Date: _____________


Bank of America National Trust
  and Savings Association
555 South Flower Street
Los Angeles, California  90071

Attention:  Letter of Credit Department

         Re: Irrevocable Letter of Credit No. ____ issued by Bank of America National Trust and Savings Association

Gentlemen:

                 For value received, the undersigned beneficiary hereby irrevocably transfers to:

                                  (Name of Transferee)

                                  (Address)

which is the successor Trustee under the Trust Indenture dated as of September 1, 1985 among the Louisiana Public Facilities Authority, The First National Bank of Shreveport and BankAmerica Trust Company of New York, as Paying Agent/Registrar, all rights of the undersigned beneficiary to draw under the Irrevocable Letter of Credit referred to above (the "Letter of Credit").

                 By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

                 The Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof and forward it directly to the transferee with your customary notice of transfer.

                                                   Yours very truly,

                                                   _____________________________
                                                   Signature of Beneficiary
                                                   as predecessor Trustee